UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2023

EVE HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39704	85-2549808
(Commission File Number)	(IRS Employer Identification No.)

1400 General Aviation Drive, Melbourne, Florida	32935
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (321) 751-5050

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	EVEX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock	EVEXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 9, 2023, EVE UAM, LLC (“Eve Sub”), a wholly owned subsidiary of Eve Holding, Inc. (the “Company,” and collectively, the “Buyer Group”), and Embraer S.A. (“Embraer” or “Supplier””) entered into a supply agreement (the “Supply Agreement”).

Under the Supply Agreement, Supplier has agreed to design, develop, industrialize, manufacture, test, provide support for certification at Agência Nacional de Aviação Civil (“ANAC”), European Aviation Safety Agency (“EASA”), United States Federal Aviation Administration (“FAA”), Transport Canada (“TCCA”) or such other airworthiness authority and supply the Products (as defined in the Supply Agreement) for use or installation on the advanced aircraft with electric vertical takeoff and landing vehicle capabilities, known as EVE-100 eVTOL, that is or will be designed and manufactured by the Company. Unless earlier terminated in accordance with the provisions thereof, the Supply Agreement will be valid and effective from the applicable effective date throughout the life of the Program (as defined in the Supply Agreement).

The summary of the terms is qualified in its entirety by reference to the Supply Agreement, which is attached hereto as Exhibits 10.1 and incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties relating to future events and the future performance of the Company, and actual events or results may differ materially from these forward-looking statements. Words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” variations of such words, and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. These statements concern, and these risks and uncertainties include, among others, the ability of the Suppliers or other third parties (as applicable) to perform and render designing, developing, industrializing, manufacturing, testing, and other products and services under the terms of the Supply Agreements and the impact of the foregoing on the Company’s ability to develop and have certified by applicable authorities advanced aircraft with electric vertical takeoff and landing vehicle capabilities; the amount of payments (if any) the Company may provide pursuant to the Supply Agreements; and whether the Supply Agreement is terminated prior to completion. A more complete description of these and other material risks can be found in the Company’s filings with the U.S. Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2022 and its Form 10-Q for the quarterly period ended June 30, 2023. Any forward-looking statements are made based on management’s current beliefs and judgment, and the reader is cautioned not to rely on any forward-looking statements made by the Company. The Company does not undertake any obligation to update (publicly or otherwise) any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*	Supply Agreement, effective as of August 31, 2023, by and between EVE UAM, LLC. and Embraer S.A.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
* Portions of this exhibit have been omitted pursuant to Item 601(b)(2)(ii) or 601(b)(10)(iv) of Regulation S-K, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVE HOLDING, INC.

Date: October 13, 2023	By:	/s/ Johann Bordais
		Name:	Johann Bordais
		Title:	Chief Executive Officer